Phoenix Insight Bond Fund,

a series of Phoenix Insight Funds Trust

Supplement dated February 20, 2008 to the Class A and Class C Shares Prospectus

and to the Class I Shares Prospectus, each dated May 1, 2007, as supplemented May 1, 2007, May 24, 2007, August 20, 2007, September 7, 2007, November 9, 2007, December 10, 2007 and January 10, 2008, and to the Statement of Additional Information, dated May 1, 2007, as supplemented May 1, 2007, May 24, 2007, August 20, 2007, September 7, 2007, November 9, 2007, December 10, 2007, December 21, 2007, and January 10, 2008

Important Notice to Investors of Phoenix Insight Bond Fund

The Board of Trustees of the Phoenix Insight Funds Trust (the “Board”), on behalf of the Phoenix Insight Bond Fund, has unanimously approved an Agreement and Plan of Reorganization (“Agreement”) relating to the proposed combination of Phoenix Insight Bond Fund, a series of Phoenix Insight Funds Trust, with and into Phoenix Bond Fund, a series of the Phoenix Opportunities Trust.

Merging Fund	Surviving Fund
Phoenix Insight Bond Fund	Phoenix Bond Fund

Pursuant to the Agreement, Phoenix Insight Bond Fund will transfer all or substantially all of its assets to Phoenix Bond Fund in exchange for shares of Phoenix Bond Fund and the assumption by Phoenix Bond Fund of all liabilities of Phoenix Insight Bond Fund. Following the exchange, Phoenix Insight Bond Fund will distribute the shares of Phoenix Bond Fund to its shareholders pro rata, in liquidation of Phoenix Insight Bond Fund.

The effectiveness of these transactions is subject to the satisfaction of a number of conditions, including approval by shareholders of Phoenix Insight Bond Fund. It is currently anticipated that these matters will be submitted for shareholder approval during the second quarter of 2008. Additional information about the reorganization, as well as information about Phoenix Bond Fund, will be distributed to shareholders of Phoenix Insight Bond Fund in the form of a Proxy/Prospectus.

Investors should retain this supplement with the Prospectus

and Statement of Additional Information for future reference.

PXP 5097/PIBF Merger (2/08)